                          GREEN TREE FINANCIAL CORP.


                       CERTIFICATE OF SERVICING OFFICER








The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated June 1, 1997, (97-4), between the Company and Firstar Bank, Minnesota, National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from July 1, 1997 to July 31, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of August, 1997.

                                  GREEN TREE FINANCIAL CORP.



                              BY: /s/ Phyllis A. Knight
                                  ---------------------------
                                      Phyllis A. Knight

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                  5.7438%,6.22%,6.45%,6.65%,6.88%,7.03%,7.36%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                                   JULY 1997

                                  CUSIP#'S   393505-UP5,UQ3,UR1,US9,UT7,UU4,UV2
                                  TRUST ACCOUNT #80-5034600
                                  REMITTANCE DATE: 8/15/97

                                                     Total $        Per $1,000
                                                     Amount          Original
                                                   -----------      -----------
Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                                $8,342,944.80    4.29303709

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                              0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                           8,342,944.80

A.    Interest
      (2) Aggregate Interest
          a. Class A-1 Remittance Rate(5.7438%)          5.7438%
          b. Class A-1 Interest                        89,295.17    4.29303709
          c. Class A-2 Remittance Rate(6.22%)              6.22%
          d. Class A-2 Interest                       388,750.00    5.18333333
          e. Class A-3 Remittance Rate(6.45%)              6.45%
          f. Class A-3 Interest                       333,250.00    5.37500000
          g. Class A-4 Remittance Rate(6.65%)              6.65%
          h. Class A-4 Interest                       454,416.67    5.54166667
          i. Class A-5 Remittance Rate(6.88%)              6.88%
          j. Class A-5 Interest                       246,533.33    5.73333333
          k. Class A-6 Remittance Rate(7.03%)              7.03%
          l. Class A-6 Interest                       317,521.67    5.85833333
          m. Class A-7 Remittance Rate(7.36%)
             unless the Weighted Average
             Contract rate is less than 7.36%)             7.36%
          n. Class A-7 Interest                       644,000.00   6.13333333

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                  5.7438%,6.22%,6.45%,6.65%,6.88%,7.03%,7.36%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                               JULY 1997 - Page 2

                                  CUSIP#'S   393505-UP5,UQ3,UR1,US9,UT7,UU4,UV2
                                  TRUST ACCOUNT #80-5034600
                                  REMITTANCE DATE: 8/15/97

                                                     Total $           Per $1,000
                                                      Amount            Original
                                                   -------------      -------------
3)    Amount applied to:
        a. Unpaid Class A Interest
            Shortfall                                        .00                .00

(4)   Remaining:
       a. Unpaid Class A Interest
           Shortfall                                         .00                .00

B.    Principal
 (5) Formula Principal Distribution
       Amount                                       4,175,848.58                N/A
       a. Scheduled Principal                         423,560.36                N/A
       b. Principal Prepayments                     4,011,134.40                N/A
       c. Liquidated Contracts                               .00                N/A
       d. Repurchases                                        .00                N/A
       e. Current Month Advanced Principal            608,239.39                N/A
       f. Prior Month Advanced Principal            (867,085.57)                N/A

 (6)  Pool Scheduled Principal Balance            514,288,020.49

      (6b) Adjusted Pool Principal Balance        513,679,781.10       933.96323836
      (6c) Pool Factor                                0.93396324

 (7)  Unpaid Class A Principal Shortfall
           (if any) following prior Remittance date          .00

 (8)  Class A Percentage for such Remittance
      Date                                                92.47%

 (9)  Class A Percentage for the following
      Remittance Date                                     92.41%

                         GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                  5.7438%,6.22%,6.45%,6.65%,6.88%,7.03%,7.36%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                               JULY 1997 - Page 3

                                  CUSIP#'S   393505-UP5,UQ3,UR1,US9,UT7,UU4,UV2
                                  TRUST ACCOUNT #80-5034600
                                  REMITTANCE DATE: 8/15/97

(10) Class A Principal Distribution:

       a. Class A-1                         4,175,848.58      200.76195096
       b. Class A-2                                  .00               .00
       c. Class A-3                                  .00               .00
       d. Class A-4                                  .00               .00
       e. Class A-5                                  .00               .00
       f. Class A-6                                  .00               .00

                                             Total $           Per $1,000
                                              Amount            Original
                                          --------------      ------------

(11) Class A-1 Principal Balance           14,479,781.10      696.14332212
(11a)Class A-1 Pool Factor                     .69614332

(12) Class A-2 Principal Balance           75,000,000.00      1000.0000000
(12a)Class A-2 Pool Factor                    1.00000000

(13) Class A-3 Principal Balance           62,000,000.00      1000.0000000
(13a)Class A-3 Pool Factor                    1.00000000

(14) Class A-4 Principal Balance           82,000,000.00      1000.0000000
(14a)Class A-4 Pool Factor                    1.00000000

(15) Class A-5 Principal Balance           43,000,000.00      1000.0000000
(15a)Class A-5 Pool Factor                    1.00000000

(16) Class A-6 Principal Balance           54,200,000.00      1000.0000000
(16a)Class A-6 Pool Factor                    1.00000000

(17) Class A-7 Principal Balance          105,000,000.00      1000.0000000
(17a)Class A-7 Pool Factor                    1.00000000

(18) Unpaid Class A Principal Shortfall
     (if any) following current
     Remittance Date                                 .00


                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                  5.7438%,6.22%,6.45%,6.65%,6.88%,7.03%,7.36%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                               JULY 1997 - Page 4


                         CUSIP#'S   393505-UP5,UQ3,UR1,US9,UT7,UU4,UV2
                         TRUST ACCOUNT #80-5034600
                         REMITTANCE DATE: 8/15/97

C. Aggregate Scheduled Balances and Number of Delinquent
   Contracts as of Determination Date


     (19)     31-59 days                         293,078.05              6

     (20)     60 days or more                     70,720.38              2

     (21)     Current Month Repossessions         37,395.27              2

     (22)     Repossession Inventory              37,395.27              2

     (23)     Weighted Average Contract Rate        9.99325

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in June 2001)

(24) Average Sixty-Day Delinquency Ratio Test

     (a)  Sixty-Day Delinquency Ratio for current Remittance Date      .01%

     (b)  Average Sixty-Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months; June not
          exceed 3.5%)                                                 N/A%

(25) Average Thirty-Day Delinquency Ratio Test

     (a)  Thirty-Day Delinquency Ratio for current Remittance Date     .06%

     (b) Average Thirty-Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months; June not
          exceed 5.5%)                                                 N/A%

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                  5.7438%,6.22%,6.45%,6.65%,6.88%,7.03%,7.36%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                               JULY 1997 - Page 5


                         CUSIP#'S   393505-UP5,UQ3,UR1,US9,UT7,UU4,UV2
                         TRUST ACCOUNT #80-5034600
                         REMITTANCE DATE: 8/15/97


(26) Cumulative Realized Losses Test
     (a)  Cumulative Realized Losses for the current Remittance
          Date (as a percentage of Cut-off Date Pool Principal
          Balance; June not exceed 5.5% from April 1, 2001 to
          Mar 31, 2002, 6.5% from April 1, 2002 to Mar.31,
          2003, 8.5% from April 1, 2003 to Mar. 31, 2004 and
          9.5% thereafter)                                              0%

(27) Current Realized Losses Test
     (a)  Current Realized Losses for current Remittance Date          .00

     (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided
          by arithmetic average of Pool Scheduled Principal
          Balances for third preceding Remittance and for current
          Remittance Date; June not exceed 2.25%)                       0%

(28) Class M-1 Principal Balance Test
     (a)  The sum of Class M-1 Principal Balance and Class B
          Principal Balance (before distributions on current
          Remittance Date) divided by Pool Scheduled Principal
          Balance as of preceding Remittance Date (must equal or
          exceed 23.25%)                                            15.04%

(29) Class B Principal Balance Test
     (a)  Class B Principal Balance (before any distributions
          on current Remittance Date) as of such Remittance date
          greater than $7,437,576.00                                   .00

     (b)  Class B Principal Balance (before any distributions
          on current Remittance Date) divided by pool Scheduled
          Principal Balance as of preceding Remittance Date is
          equal to or greater than 11.25%                            7.52%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.22%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-4
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                              JULY 1997 - Page 6


                         CUSIP#'S   393505-UW0
                         TRUST ACCOUNT #80-5034600
                         REMITTANCE DATE: 8/15/97


                                                      Total $      Per $1,000
                                                       Amount        Original
                                                     ----------    ----------

CLASS M1 CERTIFICATES
---------------------
(30)  Amount available (including Monthly
      Servicing Fee)                               1,693,329.38

A.    Interest
(31)  Aggregate interest

      a.  Class M-1 Remittance Rate (7.22%,
           unless Weighted Average Contract
           Rate is below 7.22%)                           7.22%

      b.  Class M-1 Interest                         234,650.00    6.01666667

(32)  Amount applied to Class M-1 Interest
      Deficiency Amount                                     .00             0

(33)  Remaining unpaid Class M-1 Interest
      Deficiency Amount                                     .00             0

(34)  Amount Applied to:
      a.  Unpaid Class M-1 Interest Shortfall               .00             0

(35)  Remaining:
      a.  Unpaid Class M-1 Interest Shortfall               .00             0

B.    Principal
(36)  Formula Principal Distribution Amount                 .00            N/A
      a.  Scheduled Principal                               .00            N/A
      b.  Principal Prepayments                             .00            N/A
      c.  Liquidated Contracts                              .00            N/A
      d.  Repurchases                                       .00            N/A

(37)  Class M-1 Principal Balance                 39,000,000.00  1000.00000000
(37a) Class M-1 Pool Factor                          1.00000000

                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.23%,7.73%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-4
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                               JULY 1997 - Page 7

                         CUSIP#'S   393505-UX8,UY6
                         TRUST ACCOUNT #80-5034600
                         REMITTANCE DATE: 8/15/97

(38) Class M-1 Percentage for such Remittance
     Date                                                      .00%

                                                         Total $      Per $1,000
                                                         Amount        Original
                                                      ------------    ----------
(39) Class M-1 Principal Distribution:
     a.   Class M-1 (current)                                  .00    0.00000000
     b.   Unpaid Class M-1 Principal Shortfall
          (if any) following prior Remittance
          Date                                                 .00

(40) Unpaid Class M-1 Principal Shortfall
     (if any) following current Remittance Date                .00

(41) Class M-1 Percentage for the following
     Remittance Date                                           .00%

Class B1 Certificates
---------------------

(1)  Amount Available less the Class A
     Distribution Amount and Class M-1
     Distribution amount (including Monthly
     Servicing Fee)                                   1,458,679.38

(2)  Class B-1 Remittance Rate (7.23% unless
     Weighted Average Contract Rate is below 7.23%)           7.23%

(3)  Aggregate Class B1 Interest                        125,320.00    6.02500000

(4)  Amount applied to Unpaid Class
     B1 Interest Shortfall                                     .00           .00

(5)  Remaining unpaid Class B1
     Interest Shortfall                                        .00           .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.23%,7.73%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-4
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                              JULY 1997 - Page 8

                         CUSIP#'S  393505-UX8,UY6
                         TRUST ACCOUNT #80-5034600
                         REMITTANCE DATE: 8/15/97

(6)  Amount applied to Class B1 Interest
     Deficiency Amount                                      .00

(7)  Remaining Unpaid Class B-1 Interest
     Deficiency Amount                                      .00

(8)  Unpaid Class B1 Principal Shortfall
     (if any) following prior Remittance Date               .00

(8a) Class B Percentage for such Remittance Date            .00


                                                      Total $        Per $1,000
                                                       Amount         Original
                                                     ----------      ----------

(9)   Current Principal (Class B Percentage of
      Formula Principal Distribution Amount)                .00

(10a) Class B1 Principal Shortfall                          .00

(10b) Unpaid Class B1 Principal Shortfall                   .00

(11)  Class B Principal Balance                   39,000,000.00

(12)  Class B1 Principal Balance                  20,800,000.00

Class B2 Certificates
---------------------
(13)  Remaining Amount Available                   1,333,359.38

(14)  Class B-2 Remittance Rate (7.73%
      unless Weighted Average Contract
      Rate is less than 7.73%)                             7.73%

(15)  Aggregate Class B2 Interest                    117,238.33       6.44166667

                        GREEN TREE FINANCIAL CORPORATION
          MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.23%,7.73%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-4
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                               JULY 1997 - Page 9

                         CUSIP#'S  393505-UX8,UY6
                         TRUST ACCOUNT #80-5034600
                         REMITTANCE DATE: 8/15/97

(16) Amount applied to Unpaid Class
     B2 Interest Shortfall                                         .00                 .00

(17) (Remaining Unpaid Class B2 Interest Shortfall                 .00                 .00

(18) Unpaid Class B2 Principal Shortfall
     (if any) following prior Remittance Date                      .00

(19) Class B2 Principal Liquidation Loss Amount                    .00

(20) Class B2 Principal (zero until Class
     B1 paid down; thereafter, Class B
     Percentage of Formula Principal
     Distribution Amount)                                          .00

(21) Guarantee Payment                                             .00

(22) Class B2 Principal Balance                          18,200,000.00

                                                             Total $              Per $1,000
                                                              Amount               Original
                                                           ----------             ----------

(23) Monthly Servicing Fee (Deducted from
     Certificate Account balance to arrive at
     Amount Available if the Company or Green
     Tree Financial Corporation is not the
     Servicer; deducted from funds remaining
     after payment of Class A Distribution
     Amount, Class M-1 Distribution Amount,
     Class B-1 Distribution Amount and Class
     B-2 Distribution Amount; if the Company
     or Green Tree Financial Corporation
     is the Servicer)                                       216,134.46

(24) 3% Guarantee                                           999,986.58

(25) Class C Residual Payment                                      .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.23%,7.73%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-4
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                              JULY 1997 - Page 10

                         CUSIP#'S  393505-UX8,UY6
                         TRUST ACCOUNT #80-5034600
                         REMITTANCE DATE: 8/15/97

(26) Class M-1 Interest Deficiency on such
     Remittance Date                                             .00

(27) Class B-1 Interest Deficiency on such
     Remittance Date                                             .00

(28) Repossessed Contracts                                 37,395.27

(29) Repossessed Contracts Remaining
     in Inventory                                          37,395.27